SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 1999

                        CSL LIGHTING MANUFACTURING, INC.
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             (Exact name of Registrant as specified in its charter)

        DELAWARE                     1-2840                     95-4463033
-------------------------        ---------------          --------------------
    (State or other               (Commission                 (IRS Employer
    jurisdiction of               File Number)             Identification No.)
     incorporation)

     27615 Avenue Hopkins, Valencia,
               California                                    91355-3493
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 (Address of principal executive office)                     (Zip Code)

                                 (805) 257-4155
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant.

            On January 18, 1999, Arthur Andersen LLP was dismissed by the Registrant as its independent accountants and Singer, Lewak, Greenbaum & Goldstein, LLP was retained by the Registrant as its independent accountants. The report of Arthur Andersen LLP included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 included a "going concern qualification".

            The decision to change accountants was approved by the Audit Committee of the Board of Directors as well as the Board of Directors of the Registrant. During the Registrant's two most recent fiscal years and the interim period preceding dismissal, there were no disagreements between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Arthur Andersen LLP has advised the Registrant by letter dated January 19, 1999 that it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K in this report on Form 8-K.

Item 7. Exhibits.

            1. Letter dated January 19, 1999 from Arthur Andersen LLP to the Registrant.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CSL LIGHTING MANUFACTURING,     INC.


Date: January 20, 1999              By: /s/ Mark Allen
                                       --------------------------------------
                                       Mark Allen, Chief Executive Officer


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